THE STRONG
DISCOVERY FUND II

SEMI-ANNUAL REPORT o JUNE 30, 1997



            [PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]




                                 [STRONG LOGO]
                                  STRONG FUNDS

THE STRONG
DISCOVERY FUND II

SEMI-ANNUAL REPORT o JUNE 30, 1997



                                TABLE OF CONTENTS


INVESTMENT REVIEW
     The Strong Discovery Fund II .........................................2


FINANCIAL INFORMATION
     Schedule of Investments in Securities ................................4

     Statement of Assets and Liabilities ..................................6

     Statement of Operations ..............................................7

     Statement of Changes in Net Assets ...................................8

     Notes to Financial Statements ........................................9


FINANCIAL HIGHLIGHTS .....................................................11

THE STRONG DISCOVERY FUND II

OVERALL, THE RECENT MARKET ENVIRONMENT REMINDS US OF 1990 AND 1991.

The Strong Discovery Fund II seeks to provide investors with capital growth, a goal we pursue by investing in a diversified portfolio of small-, mid-, and larger-cap stocks. Our investment approach combines number-crunching analysis with direct research, including on-site visits. Through frequent discussions with management, suppliers, customers and competitors, we believe we can identify vital aspects of companies that aren't reflected in their historical financial statements--or their stock prices.

=======================================
           ASSET ALLOCATION
   Based on net assets as of 6-30-97
=======================================
[PIE CHART]

Stocks                   94.5%
Short-Term Investments    5.5%
=======================================

Discovery Fund II's portfolio measures up well under the key criteria we use when selecting stocks--good businesses, good managements and attractive valuations. In general, we are pleased with the quality and performance of the companies in the portfolio. With few exceptions, they have been meeting or exceeding their profit targets. We are also pleased with the valuation of the portfolio, especially compared with the high valuations being accorded the large companies that dominate the S&P 500 Index. As the following table illustrates, the Fund's average valuation--as measured by its price/earnings ratio--is slightly below the S&P 500's. Based on our analysis of the companies in the portfolio, we estimate the portfolio's earnings growth potential to be more than three times that of the S&P 500. By concentrating on companies with superior growth potential, we seek to produce superior investment results over time.


                              P/E RATIO             ESTIMATED
FUND                          (1998 EARNINGS)       EARNINGS GROWTH(1)
--------------------------------------------------------------------------------
Strong Discovery Fund II      17.9x                  24.3%
S&P 500 Index                 18.8x                   7.8%

In our investment process, we make forward-looking decisions. Our job is to position the portfolio for what we expect to happen, not to chase after the market sectors or stocks that have recently performed best. We continue to believe that small- and medium-size growth stocks offer the most opportunity looking forward. In hindsight, however, our decision to emphasize this group was premature. As a result, our 4.26% total return for the first half of 1997 trailed the 20.61% return of the S&P 500 and the 10.16% return of our peer group, the Lipper Capital Appreciation Funds Index.*(2)

Overall, the recent market environment reminds us of 1990 and 1991. Then, as now, investors moved toward indexation--trying to replicate the S&P 500 without regard for the merits of the individual companies or their prices. Eventually this cycle came to an end, creating an opportunity for investors willing to consider stocks outside the S&P 500's largest. We have currently positioned the Fund to benefit from what may be a similar scenario.

Thank you for your investment in the Strong Discovery Fund II. We appreciate your support, and are committed to earning it.

Sincerely,




/s/Richard S. Strong
Richard S. Strong




/s/ Chip Paquelet
Charles A. Paquelet
Portfolio Managers
[PHOTO OF RICHARD S. STRONG & CHARLES A. PAQUELET]

================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 5-8-92 to 6-30-97
================================================================================
[GRAPH]

        THE STRONG                    Lipper Capital
       DISCOVERY II     S & P 500      Appreciation
          FUND         Stock Index*    Funds Index*
4-92     10,000          10,000           10,000
12-92    10,886          10,680           11,024
12-93    13,284          11,756           12,760
12-94    12,569          11,911           12,446
12-95    17,000          16,387           16,379
12-96    17,138          20,150           18,827
6-97     17,868          24,303           20,741

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Capital Appreciation Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of May 1992.
================================================================================

=======================
   AVERAGE ANNUAL
  TOTAL RETURNS(2)
   As of 6-30-97
=======================

     1-YEAR      7.58%

     3-YEAR     14.56%

     5-YEAR     13.25%

SINCE INCEPTION 11.94%
 (on 5-8-92)
=======================


--------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Capital Appreciation Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Earnings growth has been estimated for a projected five-year period. The Discovery Fund II's earnings growth estimate has been generated from our own analysis of the portfolio's individual securities as of June 30, 1997. The earnings growth projection for the S&P 500 has been based on a consensus of earnings estimates from six Wall Street investment firms as shown by Bloomberg dated June 30, 1997.

2 Average annual total return and total return measure change in the value of an investment, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change. The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses from the Fund's return quotations has the effect of decreasing the performance quoted.

SCHEDULE OF INVESTMENTS IN SECURITIES                 June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                  SHARES OR
                                                  PRINCIPAL     VALUE
                                                    AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS 94.5%
AEROSPACE & DEFENSE 0.8%
Hexcel Corporation (b)                              71,600  $ 1,235,100
UNC, Inc. (b)                                       25,000      365,625
                                                            -----------
                                                              1,600,725
BANK - MONEY CENTER 2.2%
BankAmerica Corporation                             16,700    1,078,194
Chase Manhattan Corporation                         17,121    1,661,807
Citicorp                                            16,125    1,944,070
                                                            -----------
                                                              4,684,071
COMMERCIAL SERVICE 7.3%
Accustaff, Inc. (b)                                 71,051    1,683,020
American Oncology Resources, Inc. (b)               16,600      280,125
Bacou U.S.A., Inc. (b)                              46,250      751,562
Budget Group, Inc. Class A (b)                      25,200      869,400
Consolidated Graphics, Inc. (b)                     64,950    2,711,662
Getty Communications PLC Sponsored ADR (b)          77,700    1,146,075
Individual, Inc. (b)                                68,100      272,400
Iron Mountain, Inc. (b)                              7,900      237,000
Lason Holdings, Inc. (b)                             1,825       51,328
Outdoor Systems, Inc. (b)                           43,950    1,681,087
Pittston Company Brinks Group                       42,300    1,269,000
Registry, Inc. (b)                                  14,300      657,800
Rollins Truck Leasing Corporation                   41,300      614,338
The Sabre Group Holdings, Inc. (b)                     100        2,713
Sitel Corporation (b)                               76,900    1,586,063
Universal Outdoor Holdings, Inc. (b)                44,675    1,558,041
                                                            -----------
                                                             15,371,614
COMPUTER - MAINFRAME 1.7%
International Business Machines Corporation         40,200    3,625,537

COMPUTER - PERIPHERAL EQUIPMENT 0.9%
MICROS Systems, Inc. (b)                            20,500      861,000
Storage Technology Corporation (b)                  24,900    1,108,050
                                                            -----------
                                                              1,969,050
COMPUTER - PERSONAL & WORKSTATION 1.4%
Compaq Computer Corporation (b)                     29,000    2,878,250

COMPUTER SERVICE 2.7%
America Online, Inc. (b)                            35,900    1,996,938
Ceridian Corporation (b)                             4,000      169,000
Fiserv, Inc. (b)                                    35,850    1,599,806
National Techteam, Inc. (b)                         29,600      632,700
Sykes Enterprises, Inc. (b)                         45,425    1,181,050
                                                            -----------
                                                              5,579,494
COMPUTER SOFTWARE 3.8%
Ascend Communications, Inc. (b)                      6,100      240,187
Computer Associates International, Inc.             29,300    1,631,644
Emulex Corporation (b)                               9,800      149,450
Hummingbird Communications, Ltd. (b)                38,800      996,675
IONA Technologies PLC ADR (b)                       23,600      466,100
McAfee Associates, Inc. (b)                         32,550    2,054,719
Microsoft Corporation (b)                            8,300    1,048,912
Sterling Commerce, Inc. (b)                         43,300    1,423,488
                                                            -----------
                                                              8,011,175
CONSUMER - MISCELLANEOUS 1.1%
Equity Corporation International (b)                16,200      391,838
Service Corporation International                   42,950    1,411,981
Stewart Enterprises, Inc. Class A                   10,000      420,000
                                                            -----------
                                                              2,223,819
DIVERSIFIED OPERATIONS 0.1%
National Service Industries, Inc.                    4,600      223,962

ELECTRICAL EQUIPMENT 0.7%
Berg Electronics Corporation (b)                    30,200    1,085,313
Westinghouse Electric Corporation                   18,000      416,250
                                                            -----------
                                                              1,501,563
ELECTRONIC PARTS DISTRIBUTION 1.3%
Kent Electronics Corporation (b)                    77,000    2,824,937

ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.8%
General Cable Corporation (b)                       11,250      288,281
Intel Corporation                                    6,975      989,142
Micron Technology, Inc. (b)                          6,600      263,588
Uniphase Corporation (b)                             2,600      151,450
                                                            -----------
                                                              1,692,461
FINANCE - MISCELLANEOUS 1.9%
American Express Company                            27,400    2,041,300
Checkfree Corporation (b)                           43,400      764,925
PMT Services, Inc. (b)                              72,300    1,102,575
Providian Financial Corporation (b)                  2,500       80,313
                                                            -----------
                                                              3,989,113
FOOD 0.1%
Lancaster Colony Corporation                         4,400      212,850

HEALTHCARE - DRUG/DIVERSIFIED 1.4%
Halsey Drug Company, Inc. (b)                      440,400    2,036,850
Ivax Corporation (b)                                76,300      853,606
                                                            -----------
                                                              2,890,456
HEALTHCARE - MEDICAL SUPPLY 10.1%
Becton, Dickinson & Company                         14,750      746,719
Cohr, Inc. (b)                                     108,150    2,027,813
Covance, Inc. (b)                                   37,000      714,562
Dentsply International, Inc.                        75,250    3,687,250
McKesson Corporation                                51,250    3,971,875
NCS Healthcare, Inc. Class A (b)                    26,650      809,494
Omnicare, Inc.                                      13,650      428,269
Steris Corporation (b)                              77,100    2,881,612
Suburban Ostomy Supply Company, Inc. (b)           259,000    2,428,125
Sybron International Corporation (b)                91,775    3,659,528
                                                            -----------
                                                             21,355,247
HEALTHCARE - PATIENT CARE 1.3%
United Dental Care, Inc. (b)                       174,700    2,620,500

HEALTHCARE - PRODUCT 1.3%
Baxter International, Inc.                           7,650      399,713
Boston Scientific Corporation (b)                   19,700    1,210,319
Cytyc Corporation (b)                                8,300      225,137
Sabratek Corporation (b)                            35,000      980,000
                                                            -----------
                                                              2,815,169
HOUSEHOLD APPLIANCES & FURNISHINGS 0.7%
Harman International Industries, Inc.               27,450    1,156,331
Newell Companies, Inc.                               4,300      170,388
Sunbeam Corporation                                  5,200      196,300
                                                            -----------
                                                              1,523,019
HOUSING RELATED 0.7%
Watsco, Inc.                                        59,900    1,497,500

INSURANCE - LIFE 0.4%
Conseco, Inc.                                       22,800      843,600

INSURANCE - MULTI-LINE 0.4%
MGIC Investment Corporation                         15,400      738,237

INSURANCE - PROPERTY & CASUALTY 0.1%
Hartford Financial Services Group, Inc.              3,250      268,937

LEISURE PRODUCT 1.8%
Action Performance Companies, Inc. (b)               5,400      130,950
Harley-Davidson, Inc.                               65,225    3,126,723
SCP Pool Corporation (b)                            23,150      489,044
                                                            -----------
                                                              3,746,717
LEISURE SERVICE 2.3%
Candlewood Hotel Company, Inc. (b)                  79,000      661,625
Host Marriott Corporation (b)                       23,350      415,922
International Game Technology                      107,400    1,906,350
Promus Hotel Corporation (b)                        19,900      771,125
Regal Cinemas, Inc. (b)                             30,300      999,900
                                                            -----------
                                                              4,754,922
MACHINE TOOL 1.2%
Applied Power, Inc.                                 47,500    2,452,188


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                  SHARES OR
                                                  PRINCIPAL     VALUE
                                                    AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
MACHINERY - MISCELLANEOUS 0.9%
Greenwich Air Services, Inc.                        67,075   $1,949,367

MACHINERY - TRANSPORTATION EQUIPMENT
  & PARTS 0.8%
Miller Industries, Inc. (b)                        109,250    1,748,000

MEDIA - RADIO/TV 1.0%
Clear Channel Communications, Inc. (b)              33,100    2,035,650

NATURAL GAS DISTRIBUTION 0.1%
WICOR, Inc.                                          7,425      289,111

OFFICE AUTOMATION 5.1%
Danka Business Systems PLC Sponsored ADR           249,225   10,187,072
Xerox Corporation                                    7,300      575,787
                                                           ------------
                                                             10,762,859
OIL - INTERNATIONAL INTEGRATED 0.3%
Santa Fe International Corporation (b)              17,800      605,200

OIL - NORTH AMERICAN EXPLORATION &
  PRODUCTION 6.0%
Ocean Energy, Inc. (b)                             211,375    9,776,094
Union Pacific Resources Group, Inc.                118,000    2,935,250
                                                           ------------
                                                             12,711,344
OIL WELL EQUIPMENT & SERVICE 5.7%
Cooper Cameron Corporation (b)                      20,900      977,075
ENSCO International, Inc. (b)                       28,850    1,521,837
Global Marine, Inc. (b)                             28,950      673,088
Marine Drilling Companies, Inc. (b)                 91,250    1,790,781
Nabors Industries, Inc. (b)                         55,850    1,396,250
Noble Drilling Corporation (b)                     156,200    3,524,263
Rowan Companies, Inc. (b)                            9,900      279,056
Schlumberger, Ltd.                                  14,950    1,868,750
                                                           ------------
                                                             12,031,100
PERSONAL & COMMERCIAL LENDING 1.9%
Associates First Capital Corporation                55,400    3,074,700
Household International, Inc.                        7,700      904,269
                                                           ------------
                                                              3,978,969
POLLUTION CONTROL 0.0%
Waste Industries, Inc. (b)                           4,800       84,600

RAILROAD 1.0%
Burlington Northern Santa Fe Corporation            24,100    2,165,988

REAL ESTATE 0.1%
Charles E. Smith Residential Realty, Inc.            7,450      215,119

RETAIL - DISCOUNT & VARIETY 1.5%
Consolidated Stores Corporation (b)                 69,987    2,432,066
ShopKo Stores, Inc.                                 26,000      663,000
                                                           ------------
                                                              3,095,066
RETAIL - DRUG STORE 0.5%
CVS Corporation                                          1           51
Rite Aid Corporation                                21,400    1,067,325
                                                           ------------
                                                              1,067,376
RETAIL - RESTAURANT 2.9%
Casa Ole Restaurants, Inc. (b)                      72,600      671,550
Quality Dining, Inc. (b)                           181,500      850,781
Rainforest Cafe, Inc. (b)                          182,800    4,638,550
                                                           ------------
                                                              6,160,881
RETAIL - SPECIALTY 12.2%
Borders Group, Inc. (b)                             44,200    1,066,325
CUC International, Inc. (b)                         84,250    2,174,703
Casey's General Stores, Inc.                        16,600      357,419
Central Garden & Pet Company (b)                   190,000    4,750,000
Eagle Hardware & Garden, Inc. (b)                   39,100      894,413
Goody's Family Clothing, Inc. (b)                   24,850      680,269
The Hertz Corporation (b)                           63,450    2,284,200
Just For Feet, Inc. (b)                             68,150    1,188,366
MSC Industrial Direct Company, Inc. Class A (b)     18,900      758,362
Movie Gallery, Inc. (b)                            408,400    2,603,550
Regis Corporation                                   20,400      481,950
Renters Choice, Inc. (b)                            89,000    1,768,875
Staples, Inc. (b)                                   66,750    1,551,937
U.S. Office Products Company (b)                    18,700      571,519
Wilmar Industries, Inc. (b)                        105,450    2,570,344
Zale Corporation (b)                               100,500    1,991,156
                                                           ------------
                                                             25,693,388
SAVINGS & LOAN 2.2%
TCF Financial Corporation                           92,500    4,567,187

TELECOMMUNICATION EQUIPMENT 1.2%
Aware, Inc. (b)                                     16,700      246,325
Belden, Inc.                                        33,700    1,147,906
Communications Central, Inc. (b)                    25,950      285,450
General Instrument Corporation (b)                  15,300      382,500
Scientific-Atlanta, Inc.                            17,800      389,375
                                                           ------------
                                                              2,451,556
TOBACCO 0.7%
Philip Morris Companies, Inc.                       33,400    1,482,125

TRANSPORTATION SERVICE 1.9%
Coach USA, Inc. (b)                                 93,900    2,494,219
Hub Group, Inc. Class A (b)                         49,275    1,484,409
                                                           ------------
                                                              3,978,628
                                                           ------------
TOTAL COMMON STOCKS (COST $184,765,605)                     198,968,627

SHORT-TERM INVESTMENTS (a) 1.7%
COMMERCIAL PAPER 0.3%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.29% $  378,100      378,100
Johnson Controls, Inc., 5.31%                      183,900      183,900
Eli Lilly & Company, 5.09%                             100          100
                                                           ------------
Total Commercial Paper                                          562,100

REPURCHASE AGREEMENT 1.4%
Goldman, Sachs & Company (Dated 6/30/97), 5.75%
  Due 7/01/97 (Repurchase proceeds $3,000,479);
  Collateralized  by  $2,505,000  United  States
  Treasury  Bonds, 10.75%, Due 5/15/03 (Market
  Value $3,067,066) (c)                          3,000,000    3,000,000
                                                           ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $3,562,100)                                           3,562,100
                                                           ------------
TOTAL INVESTMENTS IN SECURITIES
  (COST $188,327,705) 96.2%                                 202,530,727
Other Assets and Liabilities, Net 3.8%                        7,931,407
                                                           ------------
NET ASSETS 100.0%                                          $210,462,134
                                                           ============


                                                  PERCENTAGE OF
COUNTRY DIVERSIFICATION                            NET ASSETS
---------------------------------------------------------------
United States .......................................  90.2%
United Kingdom ......................................   5.6
Canada. .............................................   0.4
Other Assets and Liabilities, Net ...................   3.8
                                                      ------
Total                                                 100.0%
                                                      ======

LEGEND
------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) The Fund may engage in repurchase agreements where the underlying collateral consists of U.S. Government securities which are maintained in a segregated account with a custodian. The market value of the collateral must exceed the principal amount by at least two percent on a daily basis.


Percentages are stated as a percent of net assets.


                                                                           5



                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1997 (Unaudited)


ASSETS:
   Investments in Securities, at Value (Cost of $188,327,705)    $202,530,727
   Receivable from Brokers for Securities Sold                      9,248,452
   Dividends and Interest Receivable                                  121,295
   Other Assets                                                         7,754
                                                                 ------------
   Total Assets                                                   211,908,228

LIABILITIES:
   Payable to Brokers for Securities Purchased                      1,376,562
   Accrued Operating Expenses and Other Liabilities                    69,532
                                                                 ------------
   Total Liabilities                                                1,446,094
                                                                 ------------
NET ASSETS                                                       $210,462,134
                                                                 ============

NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus)                        206,535,377
   Undistributed Net Investment Loss                                 (673,875)
   Undistributed Net Realized Loss                                 (9,601,229)
   Net Unrealized Appreciation                                     14,201,861
                                                                 ------------
   Net Assets                                                    $210,462,134
                                                                 ============

Capital Shares Outstanding (Unlimited Number Authorized)           18,683,469

NET ASSET VALUE PER SHARE                                              $11.26
                                                                       ======

                       See notes to financial statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 1997 (Unaudited)


INCOME:
   Dividends                                                $  444,852
   Interest                                                     85,324
                                                            ----------
   Total Income                                                530,176

EXPENSES:
   Investment Advisory Fees                                    991,844
   Custodian Fees                                               22,657
   Shareholder Servicing Costs                                 173,079
   Other                                                        16,471
                                                            ----------
   Total Expenses                                            1,204,051
                                                            ----------
NET INVESTMENT LOSS                                           (673,875)

REALIZED AND UNREALIZED GAIN:
   Net Realized Gain on:
     Investments                                             6,986,881
     Futures Contracts                                             447
                                                            ----------
     Net Realized Gain                                       6,987,328
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                             2,157,318
     Foreign Currencies                                            186
                                                            ----------
     Net Change in Unrealized Appreciation/Depreciation      2,157,504
                                                            ----------
NET GAIN                                                     9,144,832
                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $8,470,957
                                                            ==========

                                                                              7


                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------

                                                                                SIX MONTHS ENDED    YEAR ENDED
                                                                                  JUNE 30, 1997    DEC. 31, 1996
                                                                                ----------------   -------------
                                                                                   (UNAUDITED)
OPERATIONS:
   Net Investment Loss                                                           ($    673,875)   ($    646,262)
   Net Realized Gain                                                                 6,987,328        1,976,658
   Change in Unrealized Appreciation/Depreciation                                    2,157,504         (455,188)
                                                                                  ------------     ------------
   Increase in Net Assets Resulting from Operations                                  8,470,957          875,208

DISTRIBUTIONS:
   In Excess of Net Investment Income                                                       --      (20,605,467)
   From Net Realized Gains                                                                  --      (27,075,722)
                                                                                  ------------     ------------
   Total Distributions                                                                      --      (47,681,189)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                                        40,515,989       99,577,424
   Proceeds from Reinvestment of Dividends                                                  --       47,654,898
   Proceeds from Shares Redeemed                                                   (67,936,911)    (116,060,764)
                                                                                  ------------     ------------
   Increase (Decrease) in Net Assets from Capital Share Transactions               (27,420,922)      31,171,558
                                                                                  ------------     ------------
TOTAL DECREASE IN NET ASSETS                                                       (18,949,965)     (15,634,423)

NET ASSETS:
   Beginning of Period                                                             229,412,099      245,046,522
                                                                                  ------------     ------------
   End of Period                                                                  $210,462,134     $229,412,099
                                                                                  ============     ============

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                              3,809,289        8,622,762
   Issued in Reinvestment of Dividends                                                      --        4,416,662
   Redeemed                                                                         (6,363,267)     (10,034,779)
                                                                                    ----------      -----------
   Net Increase (Decrease) in Shares of the Fund                                    (2,553,978)       3,004,645
                                                                                    ==========      ===========


8


                                                  See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1997 (Unaudited)

1.   ORGANIZATION
     The Strong Discovery Fund II is a diversified series of the Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation-- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuation obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available when held by the Fund are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures-- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------
June 30, 1997 (Unaudited)

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets, forward foreign currency exchange contracts and other similar instruments for purposes of hedging the Fund's investment portfolio involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels.

     The Fund may invest cash reserves in money market funds sponsored and managed by Strong Capital Management, Inc., subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, the Advisor remits to the Fund an amount equal to all fees otherwise due to it under its investment advisory agreement for the assets invested in such money market funds.

     The amount payable to the Advisor at June 30, 1997, other shareholder servicing expenses paid to the Advisor, and unaffiliated directors' fees for the six months ended June 30, 1997, were $15,441, $40 and $2,044, respectively.

4.   INVESTMENT TRANSACTIONS
     The  aggregate  purchases  and sales of  long-term  securities  for the six
     months   ended  June  30,   1997  were   $211,485,686   and   $234,914,522,
     respectively.

5.   INCOME TAX INFORMATION
     At June 30, 1997, the cost of investments in securities for federal income tax purposes was $189,310,050. Net unrealized appreciation of securities was $13,220,677, consisting of gross unrealized appreciation and depreciation of $25,694,877 and $12,474,200, respectively.

     At December 31, 1996, net capital loss carryovers, expiring in varying amounts through 2004, were $15,590,678.

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------



                                                            SELECTED PER-SHARE DATA (a)
                     ---------------------------------------------------------------------------------------------------------------
                                   INCOME FROM INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                                 -------------------------------------  ------------------------------------------------
                                             Net Realized
                      Net Asset      Net    and Unrealized    Total                 In Excess     From                    Net Asset
                        Value,   Investment     Gains          from      From Net    of Net        Net                      Value,
                      Beginning    Income     (Losses)on    Investment  Investment  Investment  Realized      Total         End of
                      of Period    (Loss)    Investments    Operations    Income      Income      Gains    Distributions    Period
June 30, 1997 (c)      $10.80     ($0.04)       $0.50         $0.46         --          --         --          --           $11.26
Dec. 31, 1996           13.44      (0.05)        0.04         (0.01)        --       ($1.05)    ($1.58)     ($2.63)          10.80
Dec. 31, 1995           10.07      (0.03)        3.58          3.55         --        (0.18)       --        (0.18)          13.44
Dec. 31, 1994           11.54       0.10        (0.71)        (0.61)     ($0.10)      (0.43)     (0.33)      (0.86)          10.07
Dec. 31, 1993           10.15       0.05         2.09          2.14       (0.05)      (0.70)       --        (0.75)          11.54
Dec. 31, 1992 (d)       10.00       0.04         0.78          0.82       (0.04)        --       (0.63)(e)   (0.67)          10.15

FINANCIAL HIGHLIGHTS (continued)


                                           RATIOS AND SUPPLEMENTAL DATA
                     ----------------------------------------------------------------------
                                 Net                   Ratio of Net
                                Assets,    Ratio of     Investment                Average
                                End of     Expenses       Income     Portfolio   Commission
                    Total     Period(In   to Average    to Average   Turnover       Rate
                    Return    Millions)   Net Assets    Net Assets     Rate       Paid (b)
June 30, 1997 (c)   +4.3%       $210         1.2%*         (0.7%)*     107.7%     $0.0591
Dec. 31, 1996       +0.8%        229         1.2%          (0.3%)      970.0%      0.0292
Dec. 31, 1995      +35.3%        245         1.3%          (0.3%)      542.1%
Dec. 31, 1994       -5.4%        119         1.2%           1.1%       662.5%
Dec. 31, 1993      +22.0%         72         1.3%           0.5%       976.5%
Dec. 31, 1992 (d)   +8.9%         27         1.7%*          0.5%*    1,149.6%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended June 30, 1997 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(d) Inception date is May 8, 1992.  Total return and portfolio turnover rate are not annualized.
(e) Ordinary income distribution for tax purposes.


                                                                                                    11

NOTES
--------------------------------------------------------------------------------

                                    DIRECTORS
                               Richard S. Strong
                                 John Dragisic
                                Willie D. Davis
                                Stanley Kritzik
                                Marvin E. Nevins
                                William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                            John Dragisic, President
                       Lawrence A. Totsky, Vice President
                        Thomas P. Lemke, Vice President
                        John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                          John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                             Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
             411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

                                 [STRONG LOGO]
                         STRONG FUNDS DISTRIBUTORS, INC.
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201          5516G97